                                                                    EXHIBIT 10.1


                        FIRST AMENDMENT TO AMENDED AND
                           RESTATED CREDIT AGREEMENT

     This First Amendment to Amended and Restated Credit Agreement ("Amendment") is entered into as of July 19, 2001.


                                   RECITALS
                                   --------

     This Amendment is entered into in reference to the following facts:

          (a) The Amended and Restated Credit Agreement is dated as of February 9, 2001 and made between Wireless Facilities Inc., as Borrower, the financial institutions from time to time party thereto as Banks, Credit Suisse First Boston as Sole Lead Arranger, Administrative Agent and Collateral Agent, Bank One Arizona, N.A. as Syndication Agent, and Bank of America N.A., as Documentation Agent (as the same may be amended, restated, supplemented and otherwise modified, the "Credit Agreement"). Capitalized terms used herein, without definition shall have the meaning assigned thereto in the Credit Agreement.

          (b) The Borrower, the Agents and the Banks executing this Amendment desire to amend the Credit Agreement in certain respects, subject to the terms hereof.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:


                            ARTICLE I - AMENDMENTS
                            ----------------------

          1.1  Amendment of Section 1.1. Section 1.1 of the Credit Agreement
               ------------------------
shall be amended:

     (a) by deleting the definition of EBITDA set forth therein and substituting the following therefor:

               "EBITDA" shall mean for any period, the EBIT of the Borrower and its Consolidated Subsidiaries for such period adjusted by (i) adding thereto (x) the amount of all amortization of intangibles and depreciation that were deducted in arriving at such EBIT for such period and (y) to the extent, but only to the extent, deducted in determining EBIT for such period, the amounts set forth in Schedule 14 with respect to the categories described thereon; provided that such amounts
                                                  --------
shall not, in any event, exceed $12.0 million with respect to the first Fiscal Quarter of 2001 and shall not exceed $23.1 million with respect to the second Fiscal Quarter of 2001, and (ii) subtracting therefrom the amount of all non-cash gains that were not excluded pursuant to the definition of "Net Income" for such period, each as determined in conformity with GAAP.";

     (b)  by adding in alphabetical order a new definition as follows:

     "First Amendment Effective Date" means July 19, 2001.";

     (c) by adding at the end of the definition of "Applicable Base Rate Margin" the following:

     "; provided further, that for the purpose of calculating Applicable Base
        -------- -------
Rate Margin, EBITDA shall be calculated in accordance with the definition of such term as in effect immediately prior to the First Amendment Effective Date.";

     (d) by adding at the end of the definition of "Applicable LIBOR Margin" the following:

     "; provided further, that for the purpose of calculating Applicable LIBOR
        -------- -------
Margin, EBITDA shall be calculated in accordance with the definition of such term as in effect immediately prior to the First Amendment Effective Date."; and

     (e) by adding at the end of the definition of "Applicable Commitment Fee Percentage" the following:

     "; provided further, that for the purpose of calculating Applicable
        -------- -------
Commitment Fee Percentage, EBITDA shall be calculated in accordance with the definition of such term as in effect immediately prior to the First Amendment Effective Date."

          1.2  Limitation on Aggregate Credit Exposures. Section 2.1 shall be
               ----------------------------------------
amended by adding the following Section 2.1(c):

     "(c) Notwithstanding anything to the contrary contained herein, at no time during the period from October 1, 2001 through March 30, 2002, shall aggregate Credit Exposures of the Banks exceed $59.0 million."

          1.3  Additional Condition to Credit Events. Section 4.3 shall be
               -------------------------------------
amended by adding the following additional Section 4.3(d):

     "(d) On the date of such Credit Event (a) after giving effect to such Credit Event, the ratio of Senior Debt as of the date of such Credit Event to EBITDA for the four Fiscal Quarter period most recently ended prior to such Credit Event, shall not exceed (x) 2.75:1.00 with respect to any determination made on any date during the period from October 1, 2001 through December 30, 2001, (y) 3.55:1.00 with respect to any determination made on any date during the period from December 31, 2001 through March 30, 2002 and (z) 2:00:1.00 with respect to any determination made on any other date and (b) the Borrower shall have delivered to Banks a certificate signed by an Authorized Representative and dated as of the date of such Credit Event certifying and demonstrating compliance with the requirements of this Section 4.3(d)."

          1.4  Amendment of Section 7.9: Leverage Covenant. Section 7.9 shall be
               -------------------------------------------
amended in its entirety as follows:

     "; provided that, with respect to the measurement made as of the last day
        --------
of the fourth Fiscal Quarter of 2001, notwithstanding the foregoing, the Senior Leverage Ratio shall be required not to exceed 3.55:1.00."

          1.5  Amendment of Section 10.18. Section 10.18 shall be amended to
               --------------------------
correct the typographical error therein by deleting the words "under the Existing Credit Agreement are made on or before February 9, 2000" from the second and third lines of the first sentence thereof and substituting therefor the words "on or before February 9, 2001" and further by adding at the end of such sentence, the words "under the Existing Credit Agreement are made."

          1.6  Addition of Schedule 14. The Schedules to the Credit Agreement
               -----------------------
shall be amended by adding a new Schedule 14 in the form of Annex A to this Amendment.

          1.7  Credit Documents. It is agreed that the definition of "Credit
               ----------------
Document" in the Credit Agreement shall include this Amendment and each Reaffirmation of Guaranty delivered pursuant to Section 3.1(b) hereof.


                  ARTICLE II - REPRESENTATIONS AND WARRANTIES
                  -------------------------------------------

          2.1  Borrower Representations and Warranties. In order to induce the
               ---------------------------------------
Agents and the Banks to enter into this Amendment the Borrower represents and warrants as follows:

               (a) The Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Amendment and all other agreements and instruments executed or delivered or to be executed or delivered in connection herewith and therewith and this Amendment and such other agreements and instruments constitute the valid, binding and enforceable obligations of the Borrower (except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)).

               (b) After giving effect to the amendments set forth in ARTICLE I, the Borrower's representations and warranties contained in the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof (except representations and warranties made specifically as of another date which are true and correct as of such other date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

          2.2  Acknowledgment of Borrower. The Borrower expressly acknowledges
               --------------------------
and agrees that as of the date hereof, it has no offsets, claims or defenses whatsoever against any of the Indebtedness or Obligations.


                      ARTICLE III - CONDITIONS PRECEDENT
                      ----------------------------------

          3.1  Conditions to Effectiveness of this Amendment. The effectiveness
               ---------------------------------------------
of this Amendment is subject to the satisfaction of the following conditions:

               (a) Each Guarantor shall have executed and delivered to the Agent a counterpart to the Reaffirmation of Guaranty in substantially the form of the Exhibit I attached hereto (the "Reaffirmation of Guaranty").

               (b) The Borrower shall have paid (i) to the Administrative Agent, for distribution to each Bank executing this Amendment, an amendment fee equal to 0.25% of such Bank's commitment; and (ii) all reasonable fees, costs and expenses owing to the Administrative Agent, the Banks and the Administrative Agent's counsel through the First Amendment Effective Date.

                        ARTICLE IV - GENERAL PROVISIONS
                        -------------------------------

          4.1  Full Force and Effect. Except as expressly amended hereby, the
               ---------------------
Credit Documents and all other documents, agreements and instruments relating to thereto are and shall remain unmodified and in full force and effect.

          4.2  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and that all of which taken together shall constitute one and the same instrument, respectively. Delivery of an executed counterpart of this Amendment by facsimile shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not effect the validity, enforceability, of binding effect of this Amendment.

          4.3  Final Agreement. This Amendment is intended by the Borrower, the
               ---------------
Agents and the Banks to be the final, complete, and exclusive expression of the agreement between them with respect to the subject matter hereof. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof.

          4.4  Effectiveness. This First Amendment to the Amended and Restated
               -------------
Credit Agreement shall become effective on the date (the "First Amendment
                                                          ---------------
Effective Date") on or before July 27, 2001 on which the later of the following
--------------
occurs (i) the Borrower and each of the Agents and Required Banks and Issuing Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent or, in the case of the Banks and Issuing Banks, shall have given to the Administrative Agent telephone (confirmed in writing), written or telex notice (actually received) that the same has been signed and mailed to it, and (ii) the conditions precedent set forth in Article III hereof shall be satisfied or waived in accordance with the terms hereof. The Administrative Agent will give the Borrower, each Bank and each Issuing Bank prompt written notice of the occurrence of the First Amendment Effective Date.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the date first above written.


WIRELESS FACILITIES, INC.               CREDIT SUISSE FIRST BOSTON
as Borrower                             as a Sole Lead Arranger, Administrative
                                        Agent, Collateral Agent, an Issuing
By: /s/ Terry Ashwill                   Bank and a Bank
    ----------------------------------
    Name: Terry Ashwill
         -----------------------------  By: Robert Hetu
    Title: EVP/Chief Financial Officer      ---------------------------------
          ----------------------------      Name: Robert Hetu
                                                  ---------------------------
                                            Title: DIRECTOR
                                                   --------------------------

                                        By: /s/ William Lutkins
                                            ---------------------------------
                                            Name: William Lutkins
                                                  ---------------------------
                                            Title: Vice President
                                                   --------------------------

BANK OF AMERICA, N.A.                   IMPERIAL BANK
as Documentation Agent and              as Managing Agent, or Issuing Bank
a Bank                                  and a Bank

By: /s/ Steven K. Ahrenholz                 By: /s/ Dino D'Auria
    ---------------------------------       ---------------------------------
    Name: Steven K. Ahrenholz               Name: Dino D'Auria
    ---------------------------------       ---------------------------------
    Title: Principal                        Title: SVP/Group Manager
           --------------------------              --------------------------

BANK ONE, ARIZONA, N.A.
As a Syndication Agent and a Bank

By: /s/ Robert L. Cummings
    ---------------------------------
    Name: Robert L. Cummings
          ---------------------------
    Title: Vice President
           --------------------------

                                                                       EXHIBIT I


                       FORM OF REAFFIRMATION OF GUARANTY

     THIS REAFFIRMATION OF GUARANTY (this "Reaffirmation"), dated as of
                                           -------------
July ___, 2001, is made by the undersigned [_____] (the "Guarantor"), in favor
                                                         ---------
of Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York Branch ("CSFB"), as administrative agent and
                                     ----
collateral agent (the "Agent") for the various Banks (the "Banks") from time to
                       -----                               -----
time party to the Credit Agreement, dated as of August 18, 1999 (as the same has been amended, restated, supplemented and otherwise modified through the date hereof (including, without limitation, by the Amended and Restated Credit Agreement dated as of February 9, 2001 among, inter alios, the Borrower, CSFB, as Administrative Agent and Collateral Agent, and the Banks (the "Amended and
                                                                  -----------
Restated Credit Agreement")) (the "Agreement"), among, inter alios, Wireless
-------------------------          ---------
Facilities, Inc. (the "Borrower"), CSFB, as Administrative Agent and Collateral
                       --------
Agent and the Banks. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.


                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Guarantor has entered into a Guaranty, dated as of [August 21, 2000], for the benefit of the Agent and the Banks (as amended, restated, supplemented and otherwise modified from time to time (including without limitation by the Reaffirmation of the Guarantee dated as of February 9, 2000 made between the parties hereto), the "Guaranty");

     WHEREAS, the Borrower, the Agent and the Required Banks propose simultaneously herewith to enter into that certain First Amendment to the Amended and Restated Credit Agreement, for the purpose of amending certain provisions of the Agreement;

     WHEREAS, the execution and delivery of this Reaffirmation is a condition precedent to the effectiveness of the First Amendment to the Amended and Restated Credit Agreement; and

     WHEREAS, the Guarantor desires to confirm that the Guaranty remains in full force and effect;

                                 Exhibit I - 1

     NOW THEREFORE, in order to induce the Agent and the Banks to enter into the First Amendment to the Amended and Restated Credit Agreement, the Guarantor hereby agrees as follows:

     1.   Reaffirmation. The Guarantor hereby acknowledges that it has reviewed
          -------------
the terms and provisions of the First Amendment to the Amended and Restated Credit Agreement and consents to the amendment of the Credit Agreement pursuant thereto and in the terms thereof. The Guarantor expressly reaffirms that, notwithstanding the execution, delivery and effectiveness of the First Amendment to the Amended and Restated Credit Agreement and any and all other agreements, documents, certificates and instruments executed and delivered in connection therewith, the Guaranty shall remain in full force and effect and will continue to guarantee to the fullest extent possible in accordance with the terms of the Guaranty, the payment and performance of all of the Guaranteed Obligations (as such term is defined in the Guaranty) now or hereafter existing under or in respect of the Credit Agreement.

          Except as expressly amended hereby, the Guaranty and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect.

     2.   Amended and Restated Security Agreement and Pledge Agreement. (a) The
          ------------------------------------------------------------
Guarantor reconfirms the security interest granted to Collateral Agent pursuant to Section 2 of the Amended and Restated Security Agreement, and hereby grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations (as such term is defined in the Amended and Restated Security Agreement) (whether at stated maturity, by acceleration or otherwise).

          (b) The Guarantor reconfirms the security interest granted to Collateral Agent pursuant to Section 3 of the Pledge Agreement dated as of February 9, 2001, and hereby grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the Obligations (as such term is defined in the Pledge Agreement) (whether at stated maturity, by acceleration or otherwise).

                                 Exhibit I - 2

     3.   Governing Law. THIS REAFFIRMATION AND THE OBLIGATIONS OF THE GUARANTOR
          -------------
HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND
SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), BUT OTHERWISE WITHOUT REFERENCE TO CONFLICTS OF LAW RULES.

                                 Exhibit I - 3

          IN WITNESS WHEREOF, the Guarantor has caused this Reaffirmation to be executed as of day and year first above written.

                                [                              ]

                                By:____________________________
                                   Name:
                                   Title:


                                CREDIT SUISSE FIRST BOSTON
                                as Administrative Agent and Collateral Agent

                                By:____________________________
                                   Name:
                                   Title:


                                By:____________________________
                                   Name:
                                   Title:

                                 Exhibit I - 4